UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2007
EQUITY INNS, INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-12073	62-1550848

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
7700 Wolf River Boulevard
Memphis, Tennessee 38138
(Address and zip code of principal executive offices)
Registrant’s telephone number, including area code: (901) 754-7774
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On September 12, 2007, Equity Inns, Inc. issued a press release that announced that its Board of Directors declared quarterly cash dividends for the third quarter 2007 of $0.25 per common share and $0.546875 per Series B preferred share and $0.50 per Series C preferred share. A copy of the press release is filed as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
     99.1      Press Release dated September 12, 2007.
Additional Information and Where to Find It
In connection with the proposed merger, Equity Inns, Inc. filed a definitive proxy statement with the United States Securities and Exchange Commission (“SEC”) on August 24, 2007. The definitive proxy statement contains information about Equity Inns, Inc., the proposed merger with an affiliate of Whitehall Street Global Real Estate Limited Partnership 2007 (“Whitehall”) and related matters. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT SHAREHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. In addition to receiving the definitive proxy statement from Equity Inns, Inc. by mail, shareholders can obtain the preliminary proxy statement, as well as other filings containing information about Equity Inns, Inc., without charge, from the SEC’s website (http://www.sec.gov) or, without charge, from Equity Inns, Inc. at www.equityinns.com or by directing such request to Equity Inns, Inc., 7700 Wolf River Boulevard, Germantown, TN 38138, Attention: Investor Relations.
Participants in the Solicitation
Equity Inns, Inc. and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information about Equity Inns, Inc.’s directors and executive officers and their ownership of Equity Inns, Inc.’s common stock is set forth in the definitive proxy statement referenced above, the proxy statement for Equity Inns, Inc.’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on March 29, 2007 and Equity Inns, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on February 28, 2007. Shareholders may obtain additional information regarding the interests of Equity Inns, Inc. and its directors and executive officers in the merger, which may be different than those of Equity Inns, Inc.’s shareholders generally, by reading the proxy statement and other relevant documents regarding the merger that have been filed with the SEC.
Cautionary Statement Regarding Forward-Looking Statements
Certain matters discussed in this Current Report on Form 8-K which are not historical facts are “forward-looking statements” within the meaning of the federal securities laws and involve risks and uncertainties. The words “may,” “plan,” “project,” “anticipate,” “believe,” “estimate,” “forecast, “expect,” “intend,” “will,” and similar terms are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties which may cause our actual performance to be materially different from the expectations expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the Company to complete the merger with an affiliate of Whitehall on the terms and the conditions set forth in the agreement and plan of merger, the ability of the Company to cope with domestic economic and political disruption, war, terrorism, states of emergency or similar activities; risks associated with debt financing; risks associated with the hotel and hospitality industry; and availability of capital. These risks and uncertainties are described in greater detail in our 2006 Annual Report on Form 10-K filed on February 28, 2007, and our other periodic filings with the United States Securities and Exchange Commission (SEC). We undertake no obligation and do not intend to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY INNS, INC. (Registrant)
Date: September 18, 2007	By:	/s/ J. Mitchell Collins
J. Mitchell Collins
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX
99.1      —      Press release, issued September 12, 2007.